                        SEMIANNUAL REPORT / APRIL 30 1999

                                       AIM
                               GLOBAL GROWTH FUND

                                 [COVER IMAGE]

                             [AIM LOGO APPEARS HERE]

                                 [COVER IMAGE]

                     -------------------------------------

                           IRISES BY VINCENT VAN GOGH

        VAN GOGH'S PAINTING OF INDIGO IRISES IS ONE OF HIS MASTERPIECES,

         PARTLY BECAUSE THE FLOWER HAS SUCH UNIVERSAL APPEAL. NAMED FOR

           THE GREEK GODDESS OF THE RAINBOW, IRISES GROW ALL OVER THE

           GLOBE. LIKE THE APPRECIATION OF BEAUTIFUL ART AND FLOWERS,

          INVESTING HAS CAUGHT THE IMAGINATION AND INTEREST OF PEOPLE

                             THROUGHOUT THE WORLD.

                     -------------------------------------

AIM Global Growth Fund is for shareholders who seek long-term growth of capital. The Fund invests globally in a portfolio of equity securities of companies with strong earnings momentum.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Global Growth Fund performance figures are historical and reflect reinvestment of all distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the Fund's Class B and Class C shares will differ from that of Class A shares due to differences in sales charge structure and expenses.
o   Past performance is no guarantee of comparable future results.
o The Fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The MSCI World Index is a group of unmanaged global securities tracked by Morgan Stanley Capital International.
o The Dow Jones Industrial Average (the Dow) is an unmanaged composite of the performance of 30 large-company stocks.
o The unmanaged Lipper Global Funds Index represents an average of the performance of global funds tracked by Lipper Inc., an independent mutual-fund performance monitor. Results shown reflect reinvestment of dividends.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
         GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY
            OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD
                        LOSE SOME OR ALL OF YOUR MONEY.

This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                             AIM GLOBAL GROWTH FUND

                      SEMIANNUAL REPORT / CHAIRMAN'S LETTER


                    Dear Fellow Shareholder:

                    With only several months remaining in 1999, the question on
    [PHOTO OF       many of your minds may be, "How will the year 2000 computer
   Charles T.       issue affect AIM and my investments?" We would like you to
     Bauer,         feel comfortable.
  Chairman of           During March and April, AIM participated in an
  the Board of      industrywide test that gave us a chance to see how our
    THE FUND        technology systems might be affected by the changeover to
  APPEARS HERE]     the year 2000 (Y2K). Everything went as well as we had
                    hoped; in general, the industry sailed through the testing process with flying colors. The financial industry has been seen as a leader in planning for year 2000 concerns. Thus, it was no surprise to most participants that the test was an overwhelming success.
                        The general purpose of the process was to test
                    electronic interfaces among financial industry members in the United States and to follow transactions through a typical trading cycle--from order entry to the settlement process. Investment banks, broker-dealers, custodian banks and mutual-fund companies all worked together to make this possible. Approximately 400 firms were involved in the testing; AIM was one of 70 asset managers.

TEST RESULTS EXCELLENT
During the testing process, thousands of transactions were submitted and approximately 260,000 steps were tested. Of those, only a handful experienced minor glitches--just 0.02% of the total number of transactions. All problems were worked through quickly before the hypothetical trades were settled. Of course, AIM will keep testing and planning throughout 1999 as a precaution.

AIM'S INTERNAL EFFORTS CONTINUE
As you know from our previous communications to you, AIM has been addressing the year 2000 issue for several years. During 1998, we made substantial progress on our preparations. We are now in the final phases of the project, continually testing internal applications and our interfaces with outside parties. On the investment side, our portfolio-management staff is evaluating the Y2K preparedness of the companies in which we invest.
    We feel that our preparations for 2000 are very comprehensive, and the industrywide testing showed that our colleagues in the financial industry are also working hard to be ready for the new year. We do not think shareholders need to take any extraordinary measures with their investments to prepare for 2000. However, if you have any lingering concerns, it may reassure you to know that AIM is finalizing contingency plans that will be ready if there are unexpected problems. Our plans will give AIM employees guidelines to follow for a wide variety of situations.
    For a more comprehensive discussion of our Y2K efforts and for periodic updates, please visit our Web site, www.aimfunds.com.
    We are pleased to send you this report covering your fund's performance over the last six months. If you have any questions or comments, please contact our Client Services department at 800-959-4246, or e-mail your inquiry to us at general@aimfunds.com. You can access information about your account through our AIM Investor Line at 800-246-5463 or at our Web site.
    Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--. We appreciate your business.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman, A I M Advisors, Inc.


 PLEASE NOTE THAT THE INFORMATION ABOUT THE YEAR 2000 IN THIS LETTER IS DEEMED
                     AIM'S YEAR 2000 READINESS DISCLOSURE.

                     -------------------------------------

                             THE FINANCIAL INDUSTRY

                               HAS BEEN SEEN AS A

                             LEADER IN PLANNING FOR

                              YEAR 2000 CONCERNS.

                     -------------------------------------

                             AIM GLOBAL GROWTH FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW


MARKET RALLY PROPELS FUND PERFORMANCE

HOW HAS AIM GLOBAL GROWTH FUND PERFORMED OVER THE PAST SIX MONTHS?
The Fund had a total return of 18.20% for Class A shares, 17.86% for Class B shares and 17.91% for Class C shares in a market that favored large-company stocks. These figures are at net asset value and do not include sales charges. The Fund's performance beat the 17.80% return of the Lipper Global Funds Index. The Fund and other funds in the Lipper Global Funds Index underperformed the MSCI World Index, which gained 19.57%. Net assets in the Fund grew from $513 million to $731 million over the six months ending April 30, 1999.

WHAT WERE MARKET CONDITIONS LIKE DURING THE REPORTING PERIOD?
In late 1998, the Federal Reserve Board lowered interest rates and spurred a U.S. market rally. That rally continued into 1999, with large-company stocks dominating. The Dow crossed the 10,000 threshold during the reporting period, but this reflected the strength of major American corporations. The rest of the U.S. market did not perform as well. The U.S. economy remains the strongest in the world, with low inflation, high employment and low interest rates.
    The European economy is slowing, particularly in Germany, and we're seeing earnings disappointments from some companies.
    Conditions are definitely improving in emerging markets. Asia and Latin America suffered major problems last year, including currency devaluation and recession. Signs of recovery appeared in early 1999, and many investors expect Japan and the rest of Asia to emerge from recession this year. Latin American economies have improved, and investors are returning.

WHAT CONTRIBUTED TO THE FUND'S STRONG PERFORMANCE?
The Fund invests in companies that are major global leaders in a market where size matters. These big companies have large research and development budgets to develop new products, economies of scale to reduce costs and access to global markets to sell products. The market currently favors large companies because they're producing profits at a time when earnings growth is scarce.

WHAT STOCKS DID YOU LIKE?
Most of our top holdings are U.S. stocks. We don't pick companies according to country; we select stocks one at a time based on company earnings and prospects for future growth.
    Stocks we favor include America Online, the No. 1 online Internet service provider. With about 17 million subscribers worldwide, AOL recently announced quarterly earnings that beat Wall Street estimates.
    Another top holding is the Finland-based Nokia, the world's largest wireless- phone company. Nokia posted a 96% increase in earnings in its most recent quarter, and we believe the company is poised for future growth as the European telecommunications industry continues to experience deregulation.

WILL YOU CONTINUE TO INVEST IN EUROPE?
Yes, the long-term outlook is favorable. We also see positive recent reforms:
o The new European Central Bank cut interest rates in April to stimulate the economy and boost confidence in Europe.
o   The decline of the euro means European exporters are much more competitive.
o   European companies are more focused on shareholder value.
    While recent earnings have declined, long-term growth expectations for European companies are superior to those in the United States. And European stocks are selling at a cheaper price than U.S. stocks. European stocks made up 35.75% of the portfolio as of April 30, 1999.

IS THE ASIAN ECONOMIC CRISIS OVER?

It appears to be, although some Asian countries have yet to recover. Asia has made great strides--currencies are more stable, interest rates are declining and inflation is benign. Banking-system reform is occurring but not yet complete. Many companies in Asia continue to produce strong earnings, especially in the banking and consumer sectors. The

================================================================================
GROWTH OF NET ASSETS
--------------------------------------------------------------------------------
(BAR CHART)

10/31/98         $513 million

4/30/99          $731 million
================================================================================

AIM GLOBAL GROWTH FUND
VS. BENCHMARK INDEXES

Six-month total returns, excluding sales charges
As of 4/30/99

================================================================================
(BAR CHART)

CLASS A SHARES              18.20%

CLASS B SHARES              17.86%

CLASS C SHARES              17.91%

LIPPER GLOBAL FUNDS INDEX   17.80%

MSCI WORLD INDEX            19.57%
================================================================================

          See important Fund and index disclosures inside front cover.

                             AIM GLOBAL GROWTH FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW

PORTFOLIO COMPOSITION
As of 4/30/99, based on total net assets

==================================================================================================================
TOP 10 HOLDINGS                               TOP 10 INDUSTRIES                         TOP 10 COUNTRIES
------------------------------------------------------------------------------------------------------------------
 1. America Online, Inc. (U.S.)        1.25%   1. Computers                      6.08%   1. United States   40.24%
                                                  (Software & Services)
 2. Nokia Oyj A.B.-Class A (Finland)   1.05    2. Telephone                      5.01    2. United Kingdom   8.94
 3. Fiserv, Inc. (U.S.)                1.04    3. Communications Equipment       4.54    3. France           8.28
 4. Cisco Systems, Inc. (U.S.)         1.03    4. Banks (Major Regional)         4.43    4. Japan            7.49
 5. Northern Telecom Ltd.              1.02    5. Broadcasting                   3.67    5. Canada           4.07
    --ADR (Canada)                                (Television, Radio & Cable)
 6. Abbott Laboratories (U.S.)         1.00    6. Telecommunications             3.15    6. Mexico           3.35
                                                  (Cellular/Wireless)
 7. Medtronic, Inc. (U.S.)             0.99    7. Retail (General Merchandise)   3.11    7. Netherlands      2.80
 8. Freddie Mac (U.S.)                 0.99    8. Insurance (Multi-Line)         3.04    8. Germany          2.62
 9. American Home                      0.98    9. Retail (Food Chain)            2.96    9. Italy            2.45
    Products Corp. (U.S.)
10. EMC Corp. (U.S.)                   0.98   10. Financial (Diversified)        2.91   10. Switzerland      2.10

The Fund's portfolio is subject to change, and there is no assurance that the Fund will continue to hold any particular security.
==================================================================================================================

================================================================================
AVERAGE ANNUAL TOTAL RETURNS

As of 4/30/99, including sales charges

CLASS A SHARES

Inception (9/15/94)         17.49%
  3 years                   14.86
  1 year                     4.65*

CLASS B SHARES

Inception (9/15/94)         17.87%
  3 years                   15.33
  1 year                     4.19**

CLASS C SHARES

Inception (8/4/97)          12.13%
  1 year                     8.30***

*9.86% excluding sales charges

**9.19% excluding sales charges

***9.30% excluding sales charges
================================================================================

Past performance is no guarantee of comparable future results.

================================================================================

strongest economies appear to be in Australia, Korea and Singapore.
    We increased our Asian holdings (outside Japan) from 1.73% to 4.08% over the six-month reporting period.

IS THE OUTLOOK FOR JAPAN IMPROVING?
The Japanese stock market boomed over the six-month reporting period. Investors pumped $13.4 billion into the Tokyo stock exchange in March, a record high. But we remain cautious about a Japanese recovery. Japan's economy continues to shrink, consumer spending is down, unemployment is rising and the government has yet to implement meaningful economic reform.
    Some of our Japanese holdings include beer maker Kirin Brewery, telecommunications giant NTT and computer hardware maker NEC.

HAS LATIN AMERICA FULLY RECOVERED?
Latin American markets have turned around, especially over the past three months. Brazil appointed a new central- bank president, who has raised interest rates to keep inflation in check. Markets calmed considerably as the country established a clearer monetary policy. Even with this positive news, we feel it is too early to expect a sustained recovery in Brazil. At least in the short term, we'll continue to focus on Mexico. The recent recovery in oil prices has boosted the Mexican economy, and Mexico continues to benefit from the strength of its largest trading partner, the United States.

WHAT'S YOUR OUTLOOK?
Further interest-rate cuts could occur across Europe, a move that would benefit stocks. Over the long run, we expect the earnings picture to improve as privatization, deregulation and restructuring take hold.
    We look for continued improvement in Latin America and Asia, with the exception of Japan. While we have increased our Japanese holdings, we believe it's too early to say the economic crisis there has ended.
    Strong economic growth continues to buoy the U.S. stock market. The main question is interest rates. Inflation rose unexpectedly in April, prompting the Fed to shift to a bias of raising interest rates at its May meeting. If the Fed actually does tighten monetary policy, it could have a negative effect on stock performance.

          See important Fund and index disclosures inside front cover.

                             AIM GLOBAL GROWTH FUND

                      SEMIANNUAL REPORT / FOR CONSIDERATION


WHY STAYING FULLY INVESTED
HAS BEEN THE WISEST COURSE

When the stock market turns volatile, many investors feel the impulse to pull their money out of mutual funds. The question then becomes when to get back in. Trying to guess the answer could be very costly.
    No one, not even expert market watchers, can consistently predict what the market will do next. That's why AIM funds stay fully invested even in a down market, and we encourage investors to do the same.
    For long-term investing, the stock market historically has offered the highest returns. For example, the Standard & Poor's Composite Index of 500 Stocks (S&P 500) has reported an annualized total return of 13.66% for the 50 years ending March 31, 1999. Those were five decades of wars, recessions and political upheaval.
    If you pull your money out whenever markets decline, you could miss some of the market's best days. In August 1998, investors withdrew $11 billion from U.S. mutual funds. Chances are, many of those investors did not put their money back into the market in time for the October rally. In fact, October 1998 turned out to be the strongest month for the Dow Jones Industrial Average in 11 years.
    For international investors, here's another way to look at market timing: If you had invested a hypothetical $10,000 in the Europe, Australasia, and Far East Index tracked by Morgan Stanley Capital International on March 31, 1979, your money would have grown to $117,775 by March 31, 1999. That's an average annual total return of 13.12%. But suppose that during that 20-year period, there were times when you decided to get out of the market. If you missed the market's two best months, your return would have fallen to 11.57%, and your investment would be worth $89,351. If you had missed the market's five best months, your return would have dropped to 9.74% and your investment would be worth $64,144.
    The more you try to time the market, the greater your chances of missing its biggest single-day gains. Keep focused on your financial goals and remember that time, not timing, is key to successful investing. Now may be a good time to visit your financial advisor to talk about your portfolio. Remember:

o   think long-term
o   diversify your investments
o   avoid market timing
o   maintain realistic expectations

================================================================================
PENALTY FOR MISSING THE MARKET

MSCI EAFE INDEX
Average annual total returns, 20 years ended 3/31/99
--------------------------------------------------------------------------------
(LINE CHART)

FULLY INVESTED 240 MONTHS                13.12%

MISS THE 2 BEST MONTHS                   11.57%

MISS THE 5 BEST MONTHS                    9.74%

MISS THE 7 BEST MONTHS                    8.61%

MISS THE 9 BEST MONTHS                    7.52%

MISS THE 14 BEST MONTHS                   5.07%
================================================================================

                             AIM GLOBAL GROWTH FUND

SCHEDULE OF INVESTMENTS

April 30, 1999
(Unaudited)

                                                     MARKET
                                      SHARES         VALUE
DOMESTIC COMMON STOCKS-38.24%

BANKS (MONEY CENTER)-0.59%

Chase Manhattan Corp. (The)              52,500   $  4,344,376
--------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO &
  CABLE)-2.11%

AT&T Corp.-Liberty Media Group(a)        60,000      3,832,500
--------------------------------------------------------------
Clear Channel Communications,
  Inc.(a)                                57,000      3,961,500
--------------------------------------------------------------
Comcast Corp.-Class A                    55,000      3,612,812
--------------------------------------------------------------
Infinity Broadcasting Corp.-Class
  A(a)                                  145,000      4,014,687
--------------------------------------------------------------
                                                    15,421,499
--------------------------------------------------------------

CHEMICALS (DIVERSIFIED)-0.44%

Monsanto Co.                             72,000      3,258,000
--------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-2.20%

Comverse Technology, Inc.(a)             72,000      4,617,000
--------------------------------------------------------------
General Instrument Corp.(a)             100,000      3,650,000
--------------------------------------------------------------
Lucent Technologies, Inc.                64,000      3,848,000
--------------------------------------------------------------
Motorola, Inc.                           50,000      4,006,250
--------------------------------------------------------------
                                                    16,121,250
--------------------------------------------------------------

COMPUTERS (HARDWARE)-1.08%

Dell Computer Corp.(a)                   93,500      3,851,031
--------------------------------------------------------------
Sun Microsystems, Inc.(a)                67,000      4,007,437
--------------------------------------------------------------
                                                     7,858,468
--------------------------------------------------------------

COMPUTERS (NETWORKING)-1.65%

Ascend Communications, Inc.(a)           46,800      4,522,050
--------------------------------------------------------------
Cisco Systems, Inc.(a)                   66,000      7,528,125
--------------------------------------------------------------
                                                    12,050,175
--------------------------------------------------------------

COMPUTERS (PERIPHERALS)-0.98%

EMC Corp.(a)                             65,700      7,157,194
--------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-4.21%

America Online, Inc.(a)                  64,000      9,136,000
--------------------------------------------------------------
Microsoft Corp.(a)                       84,000      6,830,250
--------------------------------------------------------------
Oracle Corp.(a)                         135,000      3,653,437
--------------------------------------------------------------
Unisys Corp.(a)                         115,500      3,631,031
--------------------------------------------------------------
Veritas Software Corp.(a)                45,500      3,230,500
--------------------------------------------------------------
Yahoo! Inc.(a)                           24,500      4,279,844
--------------------------------------------------------------
                                                    30,761,062
--------------------------------------------------------------

CONSUMER FINANCE-1.20%

Capital One Financial Corp.              26,000      4,515,875
--------------------------------------------------------------
Providian Financial Corp.                33,000      4,259,062
--------------------------------------------------------------
                                                     8,774,937
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
ELECTRICAL EQUIPMENT-0.56%

Sanmina Corp.(a)                         62,000   $  4,115,250
--------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-2.04%

Intel Corp.                             116,000      7,097,750
--------------------------------------------------------------
Texas Instruments, Inc.                  35,000      3,574,375
--------------------------------------------------------------
Xilinx, Inc.(a)                          92,000      4,197,500
--------------------------------------------------------------
                                                    14,869,625
--------------------------------------------------------------

ENTERTAINMENT-0.61%

Time Warner Inc.                         64,000      4,480,000
--------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-1.96%

Fannie Mae                              100,000      7,093,750
--------------------------------------------------------------
Freddie Mac                             115,000      7,216,250
--------------------------------------------------------------
                                                    14,310,000
--------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-2.56%

Abbott Laboratories                     150,500      7,289,844
--------------------------------------------------------------
American Home Products Corp.            117,500      7,167,500
--------------------------------------------------------------
Warner-Lambert Co.                       62,000      4,212,125
--------------------------------------------------------------
                                                    18,669,469
--------------------------------------------------------------

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-1.73%

Lilly (Eli) & Co.                        90,000      6,626,250
--------------------------------------------------------------
Pfizer Inc.                              52,000      5,983,250
--------------------------------------------------------------
                                                    12,609,500
--------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-1.95%

Guidant Corp.                           130,000      6,979,375
--------------------------------------------------------------
Medtronic, Inc.                         101,000      7,265,710
--------------------------------------------------------------
                                                    14,245,085
--------------------------------------------------------------

INSURANCE (MULTI-LINE)-0.95%

American International Group, Inc.       59,000      6,928,812
--------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE-0.49%

Morgan Stanley, Dean Witter,
  Discover & Co.                         36,000      3,570,750
--------------------------------------------------------------

LODGING-HOTELS-0.44%

Carnival Corp.                           78,000      3,217,500
--------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-0.53%

Tyco International Ltd.                  48,000      3,900,000
--------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-1.36%

Home Depot, Inc. (The)                  110,000      6,593,125
--------------------------------------------------------------
Lowe's Companies, Inc.                   63,500      3,349,625
--------------------------------------------------------------
                                                     9,942,750
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
RETAIL (COMPUTERS & ELECTRONICS)-0.50%

Best Buy Co., Inc.(a)                    77,000   $  3,676,750
--------------------------------------------------------------

RETAIL (DRUG STORES)-0.46%

CVS Corp.                                70,000      3,333,750
--------------------------------------------------------------

RETAIL (FOOD CHAINS)-0.47%

Kroger Co.(a)                            62,500      3,394,531
--------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE)-1.96%

Costco Companies, Inc.(a)                46,500      3,763,594
--------------------------------------------------------------
Dayton Hudson Corp.                      51,000      3,432,938
--------------------------------------------------------------
Wal-Mart Stores, Inc.                   155,000      7,130,000
--------------------------------------------------------------
                                                    14,326,532
--------------------------------------------------------------

RETAIL (SPECIALTY)-1.36%

Office Depot, Inc.(a)                   152,250      3,349,500
--------------------------------------------------------------
Staples, Inc.(a)                        220,000      6,600,000
--------------------------------------------------------------
                                                     9,949,500
--------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-1.01%

Gap, Inc. (The)                          50,500      3,361,406
--------------------------------------------------------------
Intimate Brands, Inc.                    80,000      4,000,000
--------------------------------------------------------------
                                                     7,361,406
--------------------------------------------------------------

SERVICES (ADVERTISING/MARKETING)-0.43%

Outdoor Systems, Inc.(a)                125,000      3,148,438
--------------------------------------------------------------

SERVICES (DATA PROCESSING)-1.54%

Ceridian Corp.(a)                       100,000      3,662,500
--------------------------------------------------------------
Fiserv, Inc.(a)                         130,000      7,613,125
--------------------------------------------------------------
                                                    11,275,625
--------------------------------------------------------------

TELECOMMUNICATIONS (LONG
  DISTANCE)-0.87%

MCI WorldCom, Inc.(a)                    77,000      6,328,438
--------------------------------------------------------------
    Total Domestic Common Stocks,
      (Cost $221,908,837)                          279,400,672
--------------------------------------------------------------

FOREIGN COMMON STOCKS & OTHER
  EQUITY INTERESTS-57.35%

ARGENTINA-1.06%

Telefonica de Argentina S.A.-ADR
  (Telephone)                            66,580      2,488,428
--------------------------------------------------------------
YPF Sociedad Anonima-ADR
  (Oil-International Integrated)        125,600      5,275,200
--------------------------------------------------------------
                                                     7,763,628
--------------------------------------------------------------

AUSTRALIA-1.35%

AMP Ltd. (Insurance-Life/Health)        201,840      2,357,468
--------------------------------------------------------------
Brambles Industries Ltd. (Air
  Freight)                              102,000      2,997,271
--------------------------------------------------------------
Cable & Wireless Optus, Ltd.
  (Telephone)(a)                        701,800      1,579,015
--------------------------------------------------------------
TABCORP Holdings Ltd. (Leisure
  Time Products)                        361,000      2,935,980
--------------------------------------------------------------
                                                     9,869,734
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
BELGIUM-0.80%

Delhaize-Le Lion, S.A.
  (Retail-Food & Drug)(a)                34,800   $  3,044,385
--------------------------------------------------------------
UCB S.A.
  (Manufacturing-Diversified)            60,300      2,803,238
--------------------------------------------------------------
                                                     5,847,623
--------------------------------------------------------------

BRAZIL-0.47%

Companhia Brasileira de
  Distribuicao Grupo Pao de
  Acucar-Pfd. (Retail-Food Chains)        4,350         75,853
--------------------------------------------------------------
Embratel Participacoes S.A.-ADR
  (Telephone)(a)                         37,000        601,250
--------------------------------------------------------------
Petroleo Brasileiro
  S.A.-Petrobras-Pfd.
  (Oil & Gas-Exploration &
  Production)                             6,286      1,021,725
--------------------------------------------------------------
Tele Centro Sul Participacoes S.A.
  (Telephone)                             7,400        393,125
--------------------------------------------------------------
Telebras-ADR (Telephone)(a)               5,100        465,056
--------------------------------------------------------------
Telecomunicacoes Brasileiras
  S.A.-ADR (Telephone)                   37,000          2,891
--------------------------------------------------------------
Telesp Participacoes S.A.-ADR
  (Telephone)                            37,000        925,000
--------------------------------------------------------------
                                                     3,484,900
--------------------------------------------------------------

CANADA-4.07%

ATI Technologies, Inc.
  (Computers-Hardware)(a)               104,600      1,567,565
--------------------------------------------------------------
BCE Inc. (Telephone)                     76,630      3,495,127
--------------------------------------------------------------
Bombardier Inc.
  (Aerospace/Defense)                   111,360      1,726,156
--------------------------------------------------------------
CGI Group, Inc. (Services-Computer
  Systems)(a)                            83,500      2,061,728
--------------------------------------------------------------
Imasco Ltd.
  (Manufacturing-Diversified)           179,700      3,956,358
--------------------------------------------------------------
JDS Fitel Inc.
  (Manufacturing-Specialized)(a)         46,400      2,800,549
--------------------------------------------------------------
Loblaw Co. Ltd. (Retail-Specialty)       43,000      1,085,322
--------------------------------------------------------------
Northern Telecom Ltd.-ADR
  (Communications Equipment)            109,046      7,435,574
--------------------------------------------------------------
Shaw Communications Inc.
  (Broadcasting-Television, Radio
  & Cable)                               54,000      2,222,222
--------------------------------------------------------------
Toronto-Dominion Bank
  (Banks-Regional)                       63,220      3,375,636
--------------------------------------------------------------
                                                    29,726,237
--------------------------------------------------------------

CROATIA-0.04%

Pliva DD GDR (Health
  Care-Drugs-Major Pharmaceutical)
  (Acquired 05/13/98; Cost
  $336,980)(b)                           20,300        321,755
--------------------------------------------------------------

FINLAND-1.52%

Nokia Oyj A.B.-Class A
  (Communications Equipment)             99,200      7,645,872
--------------------------------------------------------------
Sonera Group Oyi
  (Telecommunications-Cellular/Wireless)     174,410    3,464,330
--------------------------------------------------------------
                                                    11,110,202
--------------------------------------------------------------

FRANCE-8.28%

Accor S.A. (Lodging-Hotels)              13,000      3,426,920
--------------------------------------------------------------
Altran Technologies, S.A.
  (Services-Commercial & Consumer)       13,340      3,171,235
--------------------------------------------------------------
AXA S.A. (Insurance-Multi-Line)          41,580      5,368,411
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
FRANCE-(CONTINUED)

Banque Nationale de Paris
  (Banks-Major Regional)                 47,560   $  3,942,075
--------------------------------------------------------------
Cap Gemini Sogeti S.A.
  (Computer-Software & Services)         23,520      3,595,803
--------------------------------------------------------------
Carrefour Supermarche S.A.
  (Retail-Food Chains)                    6,900      5,467,646
--------------------------------------------------------------
Compagnie Generale des Eaux
  (Manufacturing-Diversified)             8,700      2,032,348
--------------------------------------------------------------
Danone (Foods)                           13,280      3,549,839
--------------------------------------------------------------
Elf Aquitaine S.A. (Oil &
  Gas-Refining & Marketing)              20,300      3,152,851
--------------------------------------------------------------
Pinault-Printemps-Redoute S.A.
  (Retail-General Merchandise)           25,320      4,200,040
--------------------------------------------------------------
Promodes (Retail-Food Chains)             5,570      3,530,990
--------------------------------------------------------------
Rexal S.A. (Distributors-Food &
  Health)                                 8,920        739,817
--------------------------------------------------------------
Rhone-Poulenc-Class A
  (Chemicals-Diversified)                96,980      4,610,890
--------------------------------------------------------------
Societe Generale (Banks-Major
  Regional)                              16,040      2,870,832
--------------------------------------------------------------
Societe Television Francaise 1
  (Broadcasting-Television, Radio
  & Cable)                               17,170      3,356,078
--------------------------------------------------------------
Suez Lyonnaise des Eaux
  (Manufacturing-Diversified)            20,590      3,502,453
--------------------------------------------------------------
Total S.A.-Class B (Oil &
  Gas-Refining & Marketing)              28,800      3,943,552
--------------------------------------------------------------
                                                    60,461,780
--------------------------------------------------------------

GERMANY-2.62%

Allianz A.G.
  (Insurance-Multi-Line)                  6,060      1,930,412
--------------------------------------------------------------
DaimlerChrysler A.G. (Automobiles)       22,280      2,199,807
--------------------------------------------------------------
DaimlerChrysler A.G.-ADR
  (Automobiles)                          46,025      4,519,080
--------------------------------------------------------------
EM.TV & Merchandising A.G.
  (Broadcasting-Television, Radio,
  & Cable)(a)                             2,000      1,891,224
--------------------------------------------------------------
Mannesmann A.G.
  (Machinery-Diversified)                52,360      6,892,991
--------------------------------------------------------------
Porsche A.G. (Automobiles)                  700      1,730,629
--------------------------------------------------------------
                                                    19,164,143
--------------------------------------------------------------

HONG KONG-2.03%

China Telecom Ltd.
  (Telecommunications-Cellular/Wireless)(a)   1,496,000    3,416,340
--------------------------------------------------------------
Cosco Pacific Ltd.
  (Financial-Diversified)             5,219,000      3,535,109
--------------------------------------------------------------
Dao Heng Bank Group Ltd.
  (Banks-Regional)(a)                   828,000      3,365,094
--------------------------------------------------------------
Hutchison Whampoa Ltd.
  (Retail-Food Chains)                  392,000      3,515,015
--------------------------------------------------------------
Ng Fung Hong Ltd. (Foods)             1,041,700      1,007,999
--------------------------------------------------------------
                                                    14,839,557
--------------------------------------------------------------

INDONESIA-0.26%

Gulf Indonesia Resources Ltd.
  (Oil-International
  Integrated)(a)                        182,800      1,885,125
--------------------------------------------------------------

IRELAND-1.20%

Allied Irish Banks PLC
  (Banks-Regional)                      290,600      4,681,084
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
IRELAND-(CONTINUED)

Bank of Ireland (Banks-Major
  Regional)                              90,242   $  1,804,380
--------------------------------------------------------------
CRH PLC (Construction-Cement &
  Aggregates)                           116,000      2,276,491
--------------------------------------------------------------
                                                     8,761,955
--------------------------------------------------------------

ITALY-2.45%

Assicurazioni Generali
  (Insurance-Multi-Line)                 90,550      3,525,462
--------------------------------------------------------------
Banca Commerciale Italiana
  (Banks-Major Regional)                277,000      2,279,855
--------------------------------------------------------------
Banca Popolare di Brescia
  (Banks-Regional)(a)                    48,000      1,650,754
--------------------------------------------------------------
Credito Italiano S.p.A.
  (Banks-Major Regional)                606,100      3,073,800
--------------------------------------------------------------
Olivetti S.p.A.
  (Telecommunications-(Cellular/
  Wireless)(a)                          508,840      1,774,129
--------------------------------------------------------------
San Paolo-IMI S.p.A. (Banks-Major
  Regional)                             173,170      2,598,071
--------------------------------------------------------------
Telecom Italia S.p.A. (Telephone)       278,388      2,961,898
--------------------------------------------------------------
                                                    17,863,969
--------------------------------------------------------------

JAPAN-7.49%

Advantest Corp.
  (Electronics-Instrumentation)          50,000      3,822,483
--------------------------------------------------------------
Alpa Electric Co., Ltd.
  (Electronics-Component
  Distributors)(a)                      207,000      3,509,943
--------------------------------------------------------------
Hirose Electric Co. Ltd.
  (Electronics-Component
  Distributors)                          22,100      2,054,093
--------------------------------------------------------------
Hoya
  Corp.(Manufacturing-Specialized)       57,000      2,983,044
--------------------------------------------------------------
Kirin Brewery Co., Ltd.
  (Beverages-Alcoholic)(a)              311,000      3,515,596
--------------------------------------------------------------
Matsushita Communication
  Industrial Co., Ltd. (Telephone)       63,000      4,520,913
--------------------------------------------------------------
Murata Manufacturing Co., Ltd.
  (Electronics-Component
  Distributors)                          80,000      4,575,256
--------------------------------------------------------------
NEC Corp. (Computers-Hardware)          358,000      4,274,716
--------------------------------------------------------------
Nippon Telegraph & Telephone Corp.
  (Telephone)                               432      4,702,533
--------------------------------------------------------------
NTT Data Corp. (Computers-Software
  & Services)                               518      4,098,891
--------------------------------------------------------------
NTT Mobile Communications Network,
  Inc.
  (Telecommunications-Cellular/Wireless)          87    5,099,435
--------------------------------------------------------------
Okuma Corp. (Machine Tools)             582,000      2,924,011
--------------------------------------------------------------
Omron Corp. (Electronics-Component
  Distributors)                          13,000        179,066
--------------------------------------------------------------
Takeda Chemical Industries (Health
  Care-Drugs-Generic & Other)            94,000      4,085,074
--------------------------------------------------------------
Tokyo Electron Ltd.
  (Electronics-Semiconductors)           77,000      4,384,342
--------------------------------------------------------------
                                                    54,729,396
--------------------------------------------------------------
MEXICO-3.35%
Cifra S.A. de C.V. (Retail-General
  Merchandise)(a)                     1,689,000      3,162,305
--------------------------------------------------------------
Coca-Cola Femsa S.A.-ADR
  (Beverages-Non-Alcoholic)             148,000      3,061,750
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
MEXICO-(CONTINUED)

Formento Economico Mexicano, S.A.
  de C.V. (Beverages-Alcoholic)         111,590   $  4,059,086
--------------------------------------------------------------
Grupo Financiero Banamex Accival,
  S.A. de C.V.
  (Financial-Diversified)(b)          1,353,600      3,449,922
--------------------------------------------------------------
Grupo Modelo S.A. de C.V.-Series C
  (Beverages-Alcoholic)                 445,440      1,173,860
--------------------------------------------------------------
Grupo Televisa S.A.-GDR
  (Entertainment)(a)                    105,200      4,313,200
--------------------------------------------------------------
Kimberly-Clark de Mexico, S.A. de
  C.V.-Class A (Paper & Forest
  Products)                             518,000      2,018,182
--------------------------------------------------------------
Telefonos de Mexico S.A.-ADR
  (Telephone)                            42,500      3,219,375
--------------------------------------------------------------
                                                    24,457,680
--------------------------------------------------------------

NETHERLANDS-2.80%

Equant N.V.
  (Computers-Peripherals)(a)             17,000      1,542,880
--------------------------------------------------------------
Getronics N.V. (Computers-Software
  & Services)                            47,560      1,952,194
--------------------------------------------------------------
Koninklijke Ahold N.V.
  (Retail-Food Chains)                  152,200      5,652,363
--------------------------------------------------------------
Koninklijke Numico N.V. (Foods)          37,580      1,413,503
--------------------------------------------------------------
Philips Electronics N.V.
  (Household Furniture &
  Appliances)                            23,000      1,980,503
--------------------------------------------------------------
Verenigde Nederlandse
  Uitgeversbedrijven Verenigd
  Bezit (Publishing)                    101,830      4,120,639
--------------------------------------------------------------
Wolters Kluwer N.V.
  (Specialty-Printing)                   86,460      3,763,592
--------------------------------------------------------------
                                                    20,425,674
--------------------------------------------------------------

NEW ZEALAND-0.43%

Auckland International Airport
  Ltd. (Airlines)                     1,800,000      3,125,358
--------------------------------------------------------------

NORWAY-0.15%

Merkantildata A.S.A.
  (Services-Commercial & Consumer)      106,720      1,065,765
--------------------------------------------------------------

PHILIPPINES-0.31%

Philippine Long Distance Telephone
  Co. (Telephone)                        49,020      1,585,657
--------------------------------------------------------------
Philippine Long Distance Telephone
  Co.-ADR (Telephone)                    20,650        665,963
--------------------------------------------------------------
                                                     2,251,620
--------------------------------------------------------------

PORTUGAL-0.88%

Banco Comercial Portugues, S.A.
  (Banks-Major Regional)                116,580      3,287,477
--------------------------------------------------------------
Jeronimo Martins & Filho, S.A.
  (Retail-General Merchandise)           31,320      1,030,789
--------------------------------------------------------------
Telecel-Comunicacaoes Pessoais,
  S.A.
  (Telecommunications-Cellular/Wireless)      15,600    2,084,996
--------------------------------------------------------------
                                                     6,403,262
--------------------------------------------------------------

SINGAPORE-1.46%

Allgreen Properties Ltd.
  (Homebuilding)(a)                   1,020,000        619,348
--------------------------------------------------------------
Development Bank of Singapore Ltd.
  (Banks-Major Regional)                241,000      2,557,331
--------------------------------------------------------------
Keppel Corp. Ltd. (Engineering &
  Construction)(a)                      782,600      2,232,968
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
SINGAPORE-(CONTINUED)

NatSteel Ltd. (Computers-Hardware)    1,553,000   $  2,343,736
--------------------------------------------------------------
Singapore Press Holdings Ltd.
  (Publishing-Newspapers)               200,000      2,947,592
--------------------------------------------------------------
                                                    10,700,975
--------------------------------------------------------------

SPAIN-1.71%

Banco Popular Espanol S.A.
  (Banks-Major Regional)(a)              26,000      1,840,510
--------------------------------------------------------------
Corp. Financiera Reunida, S.A.
  (Investment Management)(a)            119,480      1,405,013
--------------------------------------------------------------
Endesa S.A. (Electric Companies)         83,550      1,857,301
--------------------------------------------------------------
Telefonica de Espana (Telephone)        100,460      4,707,354
--------------------------------------------------------------
Telefonica S.A. (Telephone), Bonus
  Rights (expiring 05/20/99)            100,460         93,404
--------------------------------------------------------------
Union Electrica Fenosa, S.A.
  (Electric Companies)                  197,000      2,620,487
--------------------------------------------------------------
                                                    12,524,069
--------------------------------------------------------------

SWEDEN-1.50%

Electrolux A.B. (Household
  Furniture & Appliances)               170,000      3,445,538
--------------------------------------------------------------
Hennes & Mauritz A.B.-Class B
  (Retail-Specialty-Apparel)             52,660      4,537,611
--------------------------------------------------------------
Svenska Handelsbanken-Class A
  (Banks-Major Regional)                 30,650      1,147,967
--------------------------------------------------------------
WM-Data A.B. (Computers-Software &
  Services)                              48,720      1,790,115
--------------------------------------------------------------
                                                    10,921,231
--------------------------------------------------------------

SWITZERLAND-2.10%

ABB A.G. (Engineering &
  Construction)                           2,000      2,916,694
--------------------------------------------------------------
Adecco S.A. (Services-Commercial &
  Consumer)                               6,600      3,326,604
--------------------------------------------------------------
Julius Baer Holding A.G.
  (Banks-Major Regional)(a)                 545      1,773,563
--------------------------------------------------------------
UBS A.G. (Banks-Major Regional)           8,398      2,851,336
--------------------------------------------------------------
Zurich Allied A.G.
  (Insurance-Multi-Line)(a)               6,960      4,484,289
--------------------------------------------------------------
                                                    15,352,486
--------------------------------------------------------------

TAIWAN-0.32%

Inventec Co., Ltd.
  (Computers-Hardware)(a)               714,000      2,347,248
--------------------------------------------------------------

UNITED KINGDOM-8.70%

Airtours PLC (Services-Commercial
  & Consumer)                           250,200      1,730,628
--------------------------------------------------------------
Barclays PLC (Banks-Major
  Regional)                              73,500      2,333,902
--------------------------------------------------------------
British Energy PLC (Electric
  Companies)                            290,000      2,465,421
--------------------------------------------------------------
British Sky Broadcasting Group PLC
  (Broadcasting-Television, Radio
  & Cable)                              440,000      3,885,734
--------------------------------------------------------------
British Telecommunications PLC
  (Communications Equipment)            116,000      1,948,079
--------------------------------------------------------------
Cable & Wireless PLC
  (Telecommunications-Cellular/Wireless)     262,200    3,762,232
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
UNITED KINGDOM-(CONTINUED)

Compass Group PLC
  (Services-Commercial & Consumer)      288,800   $  2,959,271
--------------------------------------------------------------
Dixons Group PLC
  (Retail-Specialty)                    226,300      4,830,627
--------------------------------------------------------------
General Electric Co. PLC
  (Manufacturing-Diversified)           367,100      3,888,555
--------------------------------------------------------------
Granada Group PLC (Leisure
  Time-Products)                        268,000      5,725,072
--------------------------------------------------------------
Hays PLC (Services-Commercial &
  Consumer)                             461,300      5,127,546
--------------------------------------------------------------
Logica PLC (Computer
  Software/Services)                    232,000      2,239,171
--------------------------------------------------------------
Misys PLC (Services-Commercial &
  Consumer)                             348,000      3,266,391
--------------------------------------------------------------
Orange PLC (Telephone)(a)               310,300      4,222,797
--------------------------------------------------------------
Provident Financial PLC (Consumer
  Finance)                              202,478      3,377,572
--------------------------------------------------------------
Railtrack Group PLC (Shipping)          141,289      2,947,788
--------------------------------------------------------------
Stagecoach Holdings PLC (Shipping)      214,600        724,069
--------------------------------------------------------------
Unilever PLC (Foods)                    165,900      1,470,436
--------------------------------------------------------------
Vodafone Group PLC
  (Telecommunications-Cellular/Wireless)     185,300    3,412,942
--------------------------------------------------------------
WPP Group PLC
  (Services-Advertising/
  Marketing)                            366,600      3,237,523
--------------------------------------------------------------
                                                    63,555,756
--------------------------------------------------------------
    Total Foreign Common Stocks &
      Other Equity Interests (Cost
      $343,597,281)                                418,961,128
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE
NON-U.S. DOLLAR DENOMINATED
  CONVERTIBLE BONDS &
  NOTES-0.24%(C)

UNITED KINGDOM-0.24%

Airtours PLC (Services-Commercial
  & Consumer)
  Conv. Sub. Notes, 5.75%,
    01/05/04    GBP                     113,000   $    201,540
--------------------------------------------------------------
  Conv. Sub. Notes, 5.75%,
    01/05/04
    (Acquired 12/09/98; Cost
    $1,452,475)(b)                      878,000      1,565,944
--------------------------------------------------------------
    Total Non-U.S. Dollar
      Denominated Convertible
      Bonds & Notes, (Cost
      $1,642,654)                                    1,767,484
--------------------------------------------------------------
REPURCHASE AGREEMENT-2.00%(D)
West LB Securities Americas, Inc.,
  4.88%, 05/03/99(e) (Cost
  $14,626,170)                      $14,626,170     14,626,170
--------------------------------------------------------------
TOTAL INVESTMENTS-97.83%                           714,755,454
--------------------------------------------------------------
OTHER ASSETS LESS OF
  LIABILITIES-2.17%                                 15,851,343
--------------------------------------------------------------
NET ASSETS-100.00%                                $730,606,797
==============================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
Conv. - Convertible
GBP   - British Pounds Sterling
GDR   - Global Depositary Receipt
Pfd.  - Preferred
Sub.  - Subordinated

Notes to Schedule of Investments:

(a)Non-income producing security.
(b)Restricted security. May be resold to qualified institutional buyers in accordance with provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of this security has been determined in accordance with procedures established by the Board of Directors. The aggregate market value of these securities at 04/30/99 was $1,887,699 which represented 0.26% of the Fund's net assets.
(c)Foreign denominated security. Par value and coupon are denominated in currency indicated.
(d)Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(e)Joint repurchase agreement entered into 04/30/99 with a maturing value of $250,101,667. Collateralized by $249,045,000 U.S. Government obligations, 4.00% to 8.75% due 08/31/00 to 11/15/08 with an aggregate market value at 04/30/99 of $255,023,179.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 1999
(UNAUDITED)

ASSETS:

Investments, at market value (cost
  $581,774,942)                            $714,755,454
-------------------------------------------------------
Foreign currencies, at value (cost
  $5,129,747)                                 5,154,627
-------------------------------------------------------
Receivables for:
  Investments sold                           16,843,700
-------------------------------------------------------
  Capital stock sold                          1,670,385
-------------------------------------------------------
  Dividends and interest                      1,026,116
-------------------------------------------------------
Investment for deferred compensation plan        18,749
-------------------------------------------------------
Other assets                                     50,165
-------------------------------------------------------
         Total assets                       739,519,196
=======================================================

LIABILITIES:

Payables for:
  Investments purchased                       5,882,738
-------------------------------------------------------
  Capital stock reacquired                    1,617,920
-------------------------------------------------------
  Deferred compensation                          18,749
-------------------------------------------------------
Accrued advisory fees                           512,346
-------------------------------------------------------
Accrued administrative services fees              8,134
-------------------------------------------------------
Accrued directors' fees                           5,600
-------------------------------------------------------
Accrued distribution fees                       538,057
-------------------------------------------------------
Accrued transfer agent fees                     144,680
-------------------------------------------------------
Accrued operating expenses                      184,175
-------------------------------------------------------
         Total liabilities                    8,912,399
-------------------------------------------------------
Net assets applicable to shares
  outstanding                              $730,606,797
=======================================================

NET ASSETS:

Class A                                    $339,528,208
=======================================================
Class B                                    $369,498,327
=======================================================
Class C                                    $ 21,580,262
=======================================================

CAPITAL STOCK, $0.001 PAR VALUE PER
  SHARE:

Class A:
  Authorized                                200,000,000
-------------------------------------------------------
  Outstanding                                16,474,741
=======================================================
Class B:
  Authorized                                200,000,000
-------------------------------------------------------
  Outstanding                                18,391,095
=======================================================
Class C:
  Authorized                                200,000,000
-------------------------------------------------------
  Outstanding                                 1,073,688
=======================================================
Class A:
  Net asset value and redemption price
    per share                              $      20.61
-------------------------------------------------------
  Offering price per share:
    (Net asset value $20.61 / 95.25%)      $      21.64
=======================================================
Class B:
  Net asset value and offering price per
    share                                  $      20.09
=======================================================
Class C:
  Net asset value and offering price per
    share                                  $      20.10
=======================================================

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 1999
(UNAUDITED)

INVESTMENT INCOME:

Dividends (net of $231,741 foreign
  withholding tax)                          $  2,055,138
--------------------------------------------------------
Interest                                         956,993
--------------------------------------------------------
      Total investment income                  3,012,131
--------------------------------------------------------

EXPENSES:

Advisory fees                                  2,638,830
--------------------------------------------------------
Administrative services fees                      47,945
--------------------------------------------------------
Custodian fees                                   188,807
--------------------------------------------------------
Directors' fees                                    8,247
--------------------------------------------------------
Distribution fees -- Class A                     695,874
--------------------------------------------------------
Distribution fees -- Class B                   1,633,641
--------------------------------------------------------
Distribution fees -- Class C                      79,117
--------------------------------------------------------
Transfer agent fees -- Class A                   317,271
--------------------------------------------------------
Transfer agent fees -- Class B                   463,485
--------------------------------------------------------
Transfer agent fees -- Class C                    26,793
--------------------------------------------------------
Other                                            116,938
--------------------------------------------------------
      Total expenses                           6,216,948
--------------------------------------------------------
Less:
      Expenses paid indirectly                    (6,444)
--------------------------------------------------------
      Net expenses                             6,210,504
--------------------------------------------------------
Net investment income (loss)                  (3,198,373)
========================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN
  CURRENCIES AND FUTURES CONTRACTS:

Net realized gain (loss) from:
  Investment securities                       47,037,157
--------------------------------------------------------
  Foreign currencies                            (136,705)
--------------------------------------------------------
  Futures contracts                            2,042,833
--------------------------------------------------------
                                              48,943,285
--------------------------------------------------------
Net unrealized appreciation (depreciation)
  of:
  Investment securities                       52,974,718
--------------------------------------------------------
  Foreign currencies                             (29,687)
--------------------------------------------------------
  Futures contracts                             (797,175)
--------------------------------------------------------
                                              52,147,856
--------------------------------------------------------
    Net gain from investment securities,
      foreign currencies and futures
      contracts                              101,091,141
--------------------------------------------------------
Net increase in net assets resulting from
  operations                                $ 97,892,768
========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 1999 AND THE YEAR ENDED OCTOBER 31, 1998 (UNAUDITED)

                                                               APRIL 30,       OCTOBER 31,
                                                                  1999            1998
                                                              ------------    -------------
OPERATIONS:

  Net investment income (loss)                                $ (3,198,373)   $  (2,809,816)
-------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and futures contracts                            48,943,285       18,919,692
-------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities,
    foreign currencies and futures contracts                    52,147,856       20,734,353
-------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations        97,892,768       36,844,229
-------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
    Class A                                                     (6,185,146)      (4,566,706)
-------------------------------------------------------------------------------------------
    Class B                                                     (7,892,336)      (5,964,749)
-------------------------------------------------------------------------------------------
    Class C                                                       (358,282)         (47,034)
-------------------------------------------------------------------------------------------
Share transactions-net:
    Class A                                                     82,661,988       27,194,800
-------------------------------------------------------------------------------------------
    Class B                                                     43,388,019       44,408,521
-------------------------------------------------------------------------------------------
    Class C                                                      7,827,618       11,162,365
-------------------------------------------------------------------------------------------
  Net increase in net assets                                   217,334,629      109,031,426
-------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          513,272,168      404,240,742
-------------------------------------------------------------------------------------------
  End of period                                               $730,606,797    $ 513,272,168
===========================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $550,343,771    $ 416,466,146
-------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                    (4,437,320)      (1,238,947)
-------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currencies, futures and option
    contracts                                                   51,724,054       17,216,533
-------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies, futures and option contracts                   132,976,292       80,828,436
-------------------------------------------------------------------------------------------
                                                              $730,606,797    $ 513,272,168
===========================================================================================

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 1999
(UNAUDITED)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Global Growth Fund (the "Fund") is an investment portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios. Fund currently offers three different classes of shares:
Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class are voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to provide long-term growth of capital.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations-A security listed or traded on an exchange (except convertible bonds) is valued at the last sales price on the exchange where the security is principally traded or, lacking any sales, at the closing bid price on the day of valuation. Securities traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) are valued at the mean between the closing bid and asked prices based upon quotes furnished by market makers for such securities. Securities reported on the NASDAQ National Market System are valued at the last sales price on the valuation date or, absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market quotations are either not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors. Investments with maturities of 60 days or less are valued on the basis of amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Bond Premiums-It is the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes.
C. Foreign Currency Translations-Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
D. Foreign Currency Contracts-A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
E. Securities Transactions, Investment Income and Distributions-Securities transactions are accounted for on a trade date basis. Realized gains or losses are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date and are paid annually.
F. Federal Income Taxes-The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
G. Stock Index Futures Contracts-The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in the value of contracts may not correlate with changes in the value of the securities being hedged.
H. Covered Call Options-The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
      A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
I. Put options-The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, a Fund pays an option premium. The option's underlying instrument may be a security, or a futures contract. Put options may be used by a Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.
J. Expenses-Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.85% of the first $1 billion of the Fund's average daily net assets, plus 0.80% of the Fund's average daily net assets in excess of $1 billion.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for administrative costs incurred in providing accounting services to the Fund. During the six months ended April 30, 1999, AIM was reimbursed $47,945 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency services to the Fund. During the six months ended April 30, 1999, AFS was paid $461,304 for such services.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.50% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of Class C shares. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets of the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the six months ended April 30, 1999, the Class A, Class B and Class C shares paid AIM Distributors $695,874, $1,633,641 and $79,117, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $86,055 from the sales of the Class A shares of the Fund during the six months ended April 30, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended April 30, 1999, AIM Distributors received commissions of $16,760 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
  During the six months ended April 30, 1999, the Fund incurred legal fees of $1,163 for services rendered by the law firm of Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

During the six months ended April 30, 1999, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $4,189 and $2,255, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $6,444 during the six months ended April 30, 1999.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended April 30, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended April 30, 1999 was $421,210,440 and $360,767,920, respectively.
The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of April 30, 1999 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $143,790,260
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (12,487,541)
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                 $131,302,719
=========================================================

Cost of investments for tax purposes is $583,452,735.

NOTE 7-CAPITAL STOCK

Changes in the Fund's capital stock outstanding during the six months ended April 30, 1999 and the year ended October 31, 1998 were as follows:

                               APRIL 30,                   OCTOBER 31,
                                  1999                         1998
                       --------------------------   --------------------------
                         SHARES        AMOUNT         SHARES         AMOUNT
                       ----------   -------------   -----------   ------------
Sold:

  Class A              10,061,660   $ 196,723,664    14,601,141   $264,657,310
------------------------------------------------------------------------------
  Class B               4,342,290      83,747,906     4,603,864     82,487,081
------------------------------------------------------------------------------
  Class C*                529,211      10,296,707       731,595     13,444,846
------------------------------------------------------------------------------
Issued as reinvestment of
  distributions:
  Class A                 314,742       5,777,394       265,883      4,315,756
------------------------------------------------------------------------------
  Class B                 411,122       7,371,557       348,564      5,562,820
------------------------------------------------------------------------------
  Class C*                 18,825         338,398         2,787         44,837
------------------------------------------------------------------------------
Reacquired:
  Class A              (6,134,007)   (119,839,070)  (13,382,242)  (241,778,266)
------------------------------------------------------------------------------
  Class B              (2,485,859)    (47,731,444)   (2,513,498)   (43,641,380)
------------------------------------------------------------------------------
  Class C*               (145,774)     (2,807,487)     (130,050)    (2,327,318)
------------------------------------------------------------------------------
                        6,912,210   $ 133,877,625     4,528,044   $ 82,765,686
==============================================================================

* Class C shares commenced sales on August 4, 1997.

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A and Class B capital stock outstanding during the six months April 30, 1999, each of the years in the four-year period ended October 31, 1998 and the period September 15, 1994 (date operations commenced) through October 31, 1994 and for a share of Class C capital stock outstanding during the six months April 30, 1999, the year ended October 31, 1998 and the period August 4, 1997 (date sales commenced) through October 31, 1997.

                                                                                          CLASS A
                                                              ----------------------------------------------------------------
                                                                                               OCTOBER 31,
                                                              APRIL 30,    ---------------------------------------------------
                                                                1999         1998        1997       1996       1995      1994
                                                              ---------    --------    --------   --------    -------   ------
Net asset value, beginning of period                          $  17.91     $  16.65    $  14.20   $  12.32    $ 10.23   $10.00
------------------------------------------------------------  --------     --------    --------   --------    -------   ------
Income from investment operations:
  Net investment income (loss)                                   (0.05)       (0.05)      (0.04)     (0.01)     (0.02)       -
------------------------------------------------------------  --------     --------    --------   --------    -------   ------
  Net gains on securities (both realized and unrealized)          3.25         1.74        2.49       2.11       2.11     0.23
------------------------------------------------------------  --------     --------    --------   --------    -------   ------
    Total from investment operations                              3.20         1.69        2.45       2.10       2.09     0.23
------------------------------------------------------------  --------     --------    --------   --------    -------   ------
Less distributions:
  Dividends from net investment income                               -            -           -          -     (0.004)       -
------------------------------------------------------------  --------     --------    --------   --------    -------   ------
  Distributions from net realized gains                          (0.50)       (0.43)          -      (0.22)         -        -
------------------------------------------------------------  --------     --------    --------   --------    -------   ------
    Total distributions                                          (0.50)       (0.43)          -      (0.22)    (0.004)       -
------------------------------------------------------------  --------     --------    --------   --------    -------   ------
Net asset value, end of period                                $  20.61     $  17.91    $  16.65   $  14.20    $ 12.32   $10.23
============================================================  ========     ========    ========   ========    =======   ======
Total return(a)                                                  18.20%       10.43%      17.25%     17.26%     20.48%    2.30%
============================================================  ========     ========    ========   ========    =======   ======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $339,528     $219,050    $178,917   $114,971    $23,754   $3,093
============================================================  ========     ========    ========   ========    =======   ======
Ratio of expenses to average net assets(b)                        1.69%(c)     1.70%       1.76%      1.93%      2.12%  1.95%(d)
============================================================  ========     ========    ========   ========    =======   ======
Ratio of net investment income (loss) to average net
  assets(e)                                                      (0.72)%(c)    (0.27)%    (0.30)%    (0.13)%    (0.28)%  0.10%(d)
============================================================  ========     ========    ========   ========    =======   ======
Portfolio turnover rate                                             62%          97%         96%        82%        79%       6%
============================================================  ========     ========    ========   ========    =======   ======

(a) Does not deduct sales charges and is not annualized for periods less than one year.
(b) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.94%, 2.98% and 5.67% (annualized) for 1996-1994.
(c) Ratios are annualized and based on average net assets of $280,656,230.
(d) Annualized.
(e) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were (0.14)%, (1.14)% and (3.63)% (annualized) for 1996-1994.

                                                           CLASS B                                             CLASS C
                               ----------------------------------------------------------------     -----------------------------
                                                                OCTOBER 31,                                        OCTOBER 31,
                               APRIL 30,    ---------------------------------------------------     APRIL 30,    ----------------
                                 1999         1998       1997       1996       1995       1994        1999        1998      1997
                               ---------    --------   --------   --------    -------    ------     ---------    -------   ------
Net asset value, beginning of
  period                       $  17.52     $  16.39   $  14.05   $  12.26    $ 10.22    $10.00      $ 17.52     $ 16.39   $17.39
-----------------------------  --------     --------   --------   --------    -------    ------      -------     -------   ------
Income from investment
  operations:
  Net investment income
    (loss)                        (0.12)(a)    (0.15)(a)    (0.11)    (0.05)    (0.04)        -      (0.12)(a)   (0.15)(a)  (0.03)
-----------------------------  --------     --------   --------   --------    -------    ------      -------     -------   ------
  Net gains (losses) on
    securities (both realized
    and unrealized)                3.19         1.71       2.45       2.06       2.08      0.22         3.20        1.71    (0.97)
-----------------------------  --------     --------   --------   --------    -------    ------      -------     -------   ------
    Total from investment
      operations                   3.07         1.56       2.34       2.01       2.04      0.22         3.08        1.56    (1.00)
-----------------------------  --------     --------   --------   --------    -------    ------      -------     -------   ------
Less distributions:
  Distributions from net
    realized gains                (0.50)       (0.43)         -      (0.22)         -         -        (0.50)      (0.43)       -
-----------------------------  --------     --------   --------   --------    -------    ------      -------     -------   ------
    Total distributions           (0.50)       (0.43)         -      (0.22)         -         -        (0.50)      (0.43)       -
-----------------------------  --------     --------   --------   --------    -------    ------      -------     -------   ------
Net asset value, end of
  period                       $  20.09     $  17.52   $  16.39   $  14.05    $ 12.26    $10.22      $ 20.10     $ 17.52   $16.39
=============================  ========     ========   ========   ========    =======    ======      =======     =======   ======
Total return(b)                   17.86%        9.78%     16.65%     16.60%     19.96%     2.20%       17.91%       9.78%   (5.75)%
=============================  ========     ========   ========   ========    =======    ======      =======     =======   ======
Ratios/supplemental data:
Net assets, end of period
  (000s omitted)               $369,498     $282,456   $224,225   $121,848    $17,157    $1,277      $21,580     $11,765   $1,100
=============================  ========     ========   ========   ========    =======    ======      =======     =======   ======
Ratio of expenses to average
  net assets                   2.25%(c)       2.26%      2.29%    2.48%(d)    2.64%(d)   2.51%(d)(e)  2.25%(c)    2.26%   2.29%(e)
=============================  ========     ========   ========   ========    =======    ======      =======     =======   ======
Ratio of net investment
  income (loss) to average
  net assets                  (1.28)%(c)    (0.83)%    (0.83)%    (0.69)%(f) (0.79)%(f) (0.47)%(e)(f) (1.28)%(c) (0.83)% (0.83)%(e)
=============================  ========     ========   ========   ========    =======    ======      =======     =======   ======
Portfolio turnover rate              62%          97%        96%        82%        79%        6%          62%         97%      96%
=============================  ========     ========   ========   ========    =======    ======      =======     =======   ======

(a) Calculated using average shares outstanding.
(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average net assets of $329,435,979 and $15,954,505 for Class B and Class C, respectively.
(d) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 2.49%, 3.38% and 6.20% (annualized) for 1996-1994.
(e) Annualized.
(f) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were (0.69)%, (1.54)% and (4.16)% (annualized) for 1996-1994.

BOARD OF DIRECTORS                                OFFICERS                                OFFICE OF THE FUND
Charles T. Bauer                                  Charles T. Bauer                        11 Greenway Plaza
Chairman                                          Chairman                                Suite 100
A I M Management Group Inc.                                                               Houston, TX 77046
                                                  Robert H. Graham
Bruce L. Crockett                                 President                               INVESTMENT ADVISOR
Director
ACE Limited;                                      Carol F. Relihan                        A I M Advisors, Inc.
Formerly Director, President, and                 Senior Vice President and Secretary     11 Greenway Plaza
Chief Executive Officer                                                                   Suite 100
COMSAT Corporation                                Gary T. Crum                            Houston, TX 77046
                                                  Senior Vice President
Owen Daly II                                                                              TRANSFER AGENT
Director                                          Dana R. Sutton
Cortland Trust Inc.                               Vice President and Treasurer            A I M Fund Services, Inc.
                                                                                          P.O. Box 4739
Edward K. Dunn Jr.                                Robert G. Alley                         Houston, TX 77210-4739
Chairman, Mercantile Mortgage Corp.;              Vice President
Formerly Vice Chairman and President,                                                     CUSTODIAN
Mercantile-Safe Deposit & Trust Co.; and          Melville B. Cox
President, Mercantile Bankshares                  Vice President                          State Street Bank and Trust Company
                                                                                          225 Franklin Street
Jack Fields                                       Edgar M. Larsen                         Boston MA 02110
Chief Executive Officer                           Vice President
Texana Global, Inc.;                                                                      COUNSEL TO THE FUND
Formerly Member                                   Mary J. Benson
of the U.S. House of Representatives              Assistant Vice President and            Ballard Spahr
                                                  Assistant Treasurer                     Andrews & Ingersoll, LLP
Carl Frischling                                                                           1735 Market Street
Partner                                           Sheri Morris                            Philadelphia, PA 19103
Kramer, Levin, Naftalis & Frankel LLP             Assistant Vice President and
                                                  Assistant Treasurer                     COUNSEL TO THE DIRECTORS
Robert H. Graham
President and Chief Executive Officer             Renee A. Friedli                        Kramer, Levin, Naftalis & Frankel LLP
A I M Management Group Inc.                       Assistant Secretary                     919 Third Avenue
                                                                                          New York, NY 10022
Prema Mathai-Davis                                P. Michelle Grace
Chief Executive Officer, YWCA of the U.S.A.;      Assistant Secretary                     DISTRIBUTOR
Commissioner, New York City Dept. for the
Aging; and member of the Board of Directors,      Jeffrey H. Kupor                        A I M Distributors, Inc.
Metropolitan Transportation Authority of          Assistant Secretary                     11 Greenway Plaza
New York State                                                                            Suite 100
                                                  Nancy L. Martin                         Houston, TX 77046
Lewis F. Pennock                                  Assistant Secretary
Attorney
                                                  Ofelia M. Mayo
Louis S. Sklar                                    Assistant Secretary
Executive Vice President
Hines Interests                                   Lisa A. Moss
Limited Partnership                               Assistant Secretary

                                                  Kathleen J. Pflueger
                                                  Assistant Secretary

                                                  Samuel D. Sirko
                                                  Assistant Secretary

                                                  Stephen I. Winer
                                                  Assistant Secretary


HOW AIM MAKES INVESTING
EASY FOR YOU



o LOW INITIAL INVESTMENT. You can get your investment program started for as little as $500. Subsequent investments can be made for only $50.

o AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR CAPITAL GAINS. Distributions may be received in cash or reinvested in the Fund free of charge. Over time, the power of compounding can significantly increase the value of your assets.

o AUTOMATIC INVESTMENT PLAN. You may build your investment by regularly purchasing additional shares. Pre-authorized checks for $50 or more can be drafted monthly from your personal checking account.

o EASY ACCESS TO YOUR MONEY. Your shares may be redeemed at net asset value any day the New York Stock Exchange is open. The price of shares sold may be more or less than their original cost, depending on market conditions.

o SYSTEMATIC WITHDRAWAL PLAN. You may elect to receive checks of at least $50 monthly or quarterly through a systematic withdrawal plan.

o EXCHANGE PRIVILEGE. As your goals change, you may exchange all or part of your assets for those of other funds within the same share class of The AIM Family of Funds--Registered Trademark--. The exchange privilege may be modified or discontinued for any of the AIM funds. Certain restrictions apply.

o RETIREMENT PLANS. You may purchase shares of an AIM fund for your Individual Retirement Account (IRA), Roth IRA, or any other type of retirement plan, and earn tax-deferred dollars for your retirement.

o TOLL-FREE ACCESS. Current shareholders can call our AIM Investor Line at 800-246-5463 for 24-hour-a-day account information. Or, of course, you may contact your financial consultant for assistance.

o www.aimfunds.com. As a current shareholder, you can check account balances 24 hours a day over the Internet. State-of-the-art encryption lets you send us questions that include confidential information without the fear of eavesdropping, tampering, or forgery.

                     -------------------------------------

                              CURRENT SHAREHOLDERS

                                  CAN CALL OUR

                              AIM INVESTOR LINE AT

                                  800-246-5463

                                FOR 24-HOUR-A-DAY

                              ACCOUNT INFORMATION.

                     -------------------------------------

                                 THE AIM FAMILY OF FUNDS--Registered Trademark--

GROWTH FUNDS                             MONEY MARKET FUNDS                                          A I M Management Group Inc. has
AIM Aggressive Growth Fund(1)            AIM Money Market Fund                                       provided leadership in the
AIM Blue Chip Fund                       AIM Tax-Exempt Cash Fund                                    mutual-fund industry since 1976
AIM Capital Development Fund                                                                         and managed approximately $112
AIM Constellation Fund                   INTERNATIONAL GROWTH FUNDS                                  billion in assets for more than
AIM Dent Demographic Trends Fund         AIM Advisor International Value Fund                        6.3 million shareholders,
AIM Large Cap Growth Fund                AIM Asian Growth Fund                                       including individual investors,
AIM Mid Cap Equity Fund(2), (A)          AIM Developing Markets Fund(2)                              corporate clients and financial
AIM Select Growth Fund(3)                AIM Europe Growth Fund(2)                                   institutions as of March 31,
AIM Small Cap Growth Fund(2), (B)        AIM European Development Fund                               1999.
AIM Small Cap Opportunities Fund         AIM International Equity Fund                                   The AIM Family of
AIM Value Fund                           AIM Japan Growth Fund(2)                                    Funds--Registered Trademark--
AIM Weingarten Fund                      AIM Latin American Growth Fund(2)                           is distributed nationwide, and
                                         AIM New Pacific Growth Fund(2)                              AIM today is the 10th-largest
GROWTH & INCOME FUNDS                                                                                mutual-fund complex in the
AIM Advisor Flex Fund                    GLOBAL GROWTH FUNDS                                         United States in assets under
AIM Advisor Large Cap Value Fund         AIM Global Aggressive Growth Fund                           management, according to
AIM Advisor Real Estate Fund             AIM Global Growth Fund                                      Strategic Insight, an
AIM Balanced Fund                                                                                    independent mutual-fund
AIM Basic Value Fund(2), (C)             GLOBAL GROWTH & INCOME FUNDS                                monitor.
AIM Charter Fund                         AIM Global Growth & Income Fund(2)
                                         AIM Global Utilities Fund
INCOME FUNDS
AIM Floating Rate Fund(2)                GLOBAL INCOME FUNDS
AIM High Yield Fund                      AIM Emerging Markets Debt Fund(2), (D)
AIM High Yield Fund II                   AIM Global Government Income Fund(2)
AIM Income Fund                          AIM Global Income Fund
AIM Intermediate Government Fund         AIM Strategic Income Fund(2)
AIM Limited Maturity Treasury Fund
                                         THEME FUNDS
TAX-FREE INCOME FUNDS                    AIM Global Consumer Products and Services Fund(2)
AIM High Income Municipal Fund           AIM Global Financial Services Fund(2)
AIM Municipal Bond Fund                  AIM Global Health Care Fund(2)
AIM Tax-Exempt Bond Fund of Connecticut  AIM Global Infrastructure Fund(2)
AIM Tax-Free Intermediate Fund           AIM Global Resources Fund(2)
                                         AIM Global Telecommunications and Technology Fund(2), (E)
                                         AIM Global Trends Fund(2), (F)

(1)AIM Aggressive Growth Fund reopened to new investors November 16, 1998.
(2)Effective May 29, 1998, A I M Advisors, Inc. became advisor to the former GT Global Funds. (3)On May 1, 1998, AIM Growth Fund was renamed AIM Select Growth Fund. (A)On September 8, 1998, AIM Mid Cap Growth Fund was renamed AIM Mid Cap Equity Fund. (B)On September 8, 1998, AIM Small Cap Equity Fund was renamed AIM Small Cap Growth Fund. (C)On September 8, 1998, AIM America Value Fund was renamed AIM Basic Value Fund. (D)On September 8, 1998, AIM Global High Income Fund was renamed AIM Emerging Markets Debt Fund. (E)On June 1, 1999, AIM Global Telecommunications Fund was renamed AIM Global Telecommunications and Technology Fund. (F)On September 8, 1998, AIM New Dimension Fund was renamed AIM Global Trends Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.

                            [AIM LOGO APPEARS HERE]

                 INVEST WITH DISCIPLINE--Registered Trademark--